UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 8, 2017 (March 3, 2017)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer
Identification No.)

222 Robert Rose Drive
Murfreesboro, Tennessee 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 3, 2017, National Health Investors, Inc. issued a press release announcing that it has acquired a 126-bed skilled nursing facility in New Braunfels, Texas for $13,900,000 and will lease the facility to an affiliate of The Ensign Group, Inc. (“Ensign”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On March 7, 2017, National Health Investors, Inc. issued a press release announcing that the Company will participate in the Interface Seniors Housing West Conference on Thursday, March 9th at the Omni Hotel in Los Angeles, California. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99.1	Press Release Issued March 3, 2017, titled "NHI Purchases New SNF in Texas for $13.9 Million"
99.2	Press Release Issued March 7, 2017, titled "NHI to Participate in the Interface Seniors Housing West Conference"

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: March 8, 2017